       10.09.001
                                ADDENDUM NO. 5
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                    between
                  INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                      and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas




Effective April 1, 1994, Article T Schedule IV is replaced by the following paragraph:

IV.     SCHEDULE IV

A.      POLICY EXPENSE ALLOWANCES - GUARANTEED ANNUITY

                                                             Allowance
                              Allowance       and            as a % of
                              as a % of                   End-of Month
Issue Year                      Premium                  Account Value
1991                              14.2%                         0.015%
Thereafter                        12.2%                         0.015%

For issues with a 3% guaranteed rate in the states of Florida, Texas, Indiana, and Arizona on or after January 1, 1994 through March 31, 1994, the Allowance as a percentage of Premium shall be 13.7%.

For all issues sold as the Guaranteed Annuity on or after April 1, 1994 the Allowance as a percentage of Premium shall be 13.0%.

Effective March 1, 1994 through March 31, 1994, for issues sold as the "Bonus Annuity", with a 3% guaranteed rate in the states where the American Annuity is approved, the Allowance as a percentage of Premium shall be 9.2%.

Effective April 1, 1994, for issues sold as tile "Bonus Annuity", with a 3% guaranteed rate in the states where the American Annuity is approved, the Allowance as a percentage of Premium shall be 10.0%.




B.      POLICY EXPENSE ALLOWANCES - AMERICAN ANNUITY
                                                              Allowance
                              Allowance       and             as a % of
                              as a % of                    End-of-Month
Issue Year                      Premium                   Account Value
1993 & later                      13.0%                          0.015%


Effective August 1, 1994, for issues sold as the "Bonus American Annuity", with a 3% guaranteed rate, the Allowance as a percentage of Premium shall be 10.0%.



       10.09.002


                                ADDENDUM NO. 5
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                    between
                  INVESTORS INSURANCE CORPORATION OF DELAWARE


INVESTORS INSURANCE CORPORATION                REPUBLIC-VANGUARD LIFE
                                               INSURANCE COMPANY



/s/ Susan F. Powell                            /s/ John Brill
By                                             By

Title: Exec. V.P.                              Title: V.P.

Date: 12/30/94                                 Date: 12/29/94

Location: Jacksonville, Fl.                    Location: Dallas, Tx.



/s/ Pete S. Maury                              /s/ James F. Allen
Witness                                        Witness